Exhibit 99.1

Guidance Software Reports

2015 Fourth Quarter and Full Year Financial Results

•                 Fourth quarter 2015 revenue and EPS beat consensus estimates

•                 Fourth quarter revenue of $27.6 million and non-GAAP EPS of ($0.05) per share

•                 Full year 2015 revenue of $107.0 million and non-GAAP EPS of ($0.18) per share

PASADENA, Calif. – February 11, 2016 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the fourth quarter and full year ended December 31, 2015.

Fourth quarter 2015 financial highlights, calculated in accordance with generally accepted accounting principles (GAAP) include:

•                 Revenue of $27.6 million, compared to $28.2 million in the fourth quarter of 2014

•                 Net loss of $3.6 million, or ($0.13) per share, compared to a net loss of $3.1 million, or ($0.11) per share, in the fourth quarter of 2014

“2015 was a year of transformation at Guidance and I am pleased to report that we finished the year strong,” said Patrick Dennis, Guidance Software’s Chief Executive Officer. “Looking forward, 2016 will be a year of growth for Forensic Security. Our customers have acknowledged that prevention solutions are insufficient for reducing digital risk. They have already started to shift spending to rapid detection and response solutions like ours.”

On a non-GAAP basis, which excludes share-based compensation, amortization of intangibles and realignment expenses, the Company reported a pre-tax net loss of $1.3 million, or ($0.05) per share, in the fourth quarter of 2015, compared to non-GAAP pre-tax net income of $0.9 million, or $0.03 per share, in the fourth quarter of 2014.

“Throughout 2015 our software mix shifted to end point security” said Barry Plaga, Guidance Software’s Chief Operating Officer. “In Q4 end point security was our largest individual business, representing 24% growth on a year on year basis.”

Fourth Quarter 2015 Highlights and Recent Noteworthy Events

•                 In November, the Company released EnCase® Endpoint Security version 5.10. Version 5.10 included support for IOC’s (YARA), improved surgical remediation, and operating system and integration support updates.

•                 In February, the Company unveiled EnForce™ Risk Manager, the first purpose built product to help security professionals reduce the attack surface area associated with sensitive data (PII, PCI, PHI).

•                 In February, the Company unveiled its cloud strategy. In a phased approach, the Company will begin supporting hosted versions of its EnCase family of products. This allows customers to bring the robust end point security used inside the four walls of the data center to their preferred public cloud.

2016 Financial Outlook

Comments regarding the Company’s 2016 financial outlook will be discussed on today’s conference call.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. Pacific time, 5:00 p.m. Eastern time to discuss its 4th quarter and full year 2015 results.  Participants should call (877) 407-0784 (North America) or (201) 689-8560 (International) at least five minutes prior to the conference call.

A webcast and replay of the call may also be found online through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register.  If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (877) 870-5176, passcode 13628074, available from 8:00 pm Eastern Time, February 11, 2016, through midnight Eastern Time, February 18, 2016.

About Guidance Software:

Guidance Software, Inc. (GUID), the maker of the EnCase technology platform, is the gold standard in digital investigations and endpoint data security, helping organizations around the world lower business risk by providing the most complete visibility to data everywhere it’s stored—on the endpoint, across servers, and into the cloud. Guidance Software solutions are built for integration within a rich technology ecosystem, including Dropbox, HP, Cisco, Box, and Blue Coat Systems. Our field-tested and court-proven solutions are used with confidence by more than 70 of the Fortune 100 and hundreds of agencies worldwide. For more information about Guidance Software, please visit guidancesoftware.com, “Like” our Facebook page, follow us on Twitter, or follow our LinkedIn page.

Guidance Software®, EnCase®, EnScript®, EnCE™, EnCEP™, EnForce™, Linked Review™, EnPoint™ and Tableau™ are trademarks owned by Guidance Software and may not be used without prior written permission. All other trademarks and copyrights are the property of their respective owners.

Notes to Unaudited Condensed Consolidated Statements of Operations:

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back one-time realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes one-time realignment expenses, amortization of intangibles, share-based compensation expense and the income tax provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.  We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net income (loss) and net income (loss) per share calculated in accordance with GAAP.

Accordingly, management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the business; and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Realignment Expenses. Realignment expenses represent one-time severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards, including grants in connection with acquisitions. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Gain on Sale of Domain Name. Gain on sale of domain name is a non-cash gain arising from the sale of a domain name in exchange for certain third party software licenses. Guidance Software excludes the gain on sale of domain name from non-GAAP operating income and non-GAAP net income because it believes (i) the amount of such income in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such income is uncommon and not expected to recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that

Guidance Software’s pursuit of providing network security and e-discovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues:
Product revenue	$8,804	$9,205	$31,897	$34,412
Services revenue	8,778	8,738	35,264	34,333
Maintenance revenue	10,048	10,305	39,845	39,911
Total revenues	27,630	28,248	107,006	108,656

Cost of revenues:
Cost of product revenue	2,313	2,292	8,869	8,427
Cost of services revenue	5,837	6,229	24,349	25,385
Cost of maintenance revenue	647	576	2,428	2,194
Total cost of revenues	8,797	9,097	35,646	36,006
Gross profit	18,833	19,151	71,360	72,650

Operating expenses:
Selling and marketing	10,353	9,316	38,710	39,011
Research and development	5,490	5,083	21,180	22,998
General and administrative	4,869	5,996	19,131	18,350
Depreciation and amortization	1,592	1,774	6,403	7,426
Total operating expenses	22,304	22,169	85,424	87,785

Operating loss	(3,471)	(3,018)	(14,064)	(15,135)

Interest income and other, net	7	7	29	670
Loss before income taxes	(3,464)	(3,011)	(14,035)	(14,465)

Income tax provision	116	53	360	264
Net loss	$(3,580)	$(3,064)	$(14,395)	$(14,729)

Net loss per share - basic	$(0.13)	$(0.11)	$(0.51)	$(0.55)
Net loss per share - diluted	$(0.13)	$(0.11)	$(0.51)	$(0.55)

Shares used in per share calculation - basic	28,363	27,199	27,953	26,758
Shares used in per share calculation - diluted	28,363	27,199	27,953	26,758

Supplemental Financial Data

Non-GAAP (loss) income before income taxes excluding amortization of intangibles, realignment expense, gain on sale of domain name and share-based compensation expense	$(1,292)	$863	$(5,096)	$(2,571)

Non-GAAP (loss) income per share before income taxes excluding amortization of intangibles, realignment expense, gain on sale of domain name, and share-based compensation expense
Basic	$(0.05)	$0.03	$(0.18)	$(0.10)
Diluted	$(0.05)	$0.03	$(0.18)	$(0.10)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Calculation of pre-tax non-GAAP income (loss):

GAAP net loss	$(3,580)	$(3,064)	$(14,395)	$(14,729)
Add:
Income tax provision	116	53	360	264
Amortization of intangibles	394	520	1,654	2,187
Realignment expense	125	2,066	523	3,643
Gain on sale of domain name	-	-	-	(630)
Share-based compensation expense (including related payroll taxes paid by the Company)	1,653	1,288	6,762	6,694

Non-GAAP (loss) income before income taxes excluding amortization of intangibles, realignment expense, gain on sale of domain name and share-based compensation expense	$(1,292)	$863	$(5,096)	$(2,571)

Non-GAAP (loss) income per share before income taxes excluding amortization of intangibles, realignment expense, gain on sale of domain name and share-based compensation expense
Basic	$(0.05)	$0.03	$(0.18)	$(0.10)
Diluted	$(0.05)	$0.03	$(0.18)	$(0.10)

Shares used in per share calculations:
Basic	28,363	27,199	27,953	26,758
Diluted	28,363	27,335	27,953	26,758

Detail of Share-based Compensation Expense:
Cost of product revenue	$19	$30	$106	$131
Cost of services revenue	277	354	1,125	1,398
Cost of maintenance revenue	38	39	157	149
Selling and marketing	261	12	1,375	1,308
Research and development	437	407	1,648	1,783
General and administrative	621	446	2,351	1,925
Total share-based compensation expense	$1,653	$1,288	$6,762	$6,694

Detail of Realignment Expense:
Cost of services revenue	$-	$-	$77	$186
Selling and marketing	16	550	30	1,018
Research and development	6	-	6	790
General and administrative	103	1,516	410	1,649
Total realignment expense	$125	$2,066	$523	$3,643

Detail of Gain on Sale of Domain Name:
Interest income and other, net	$-	$-	$-	$630
Total gain on sale of domain name	$-	$-	$-	$630

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

Gross profit, as reported	$18,833	$19,151	$71,360	$72,650
Realignment expense	-	-	77	186
Share-based compensation	334	423	1,388	1,678
Gross profit adjustment	334	423	1,465	1,864
Total non-GAAP gross profit	$19,167	$19,574	$72,825	$74,514

Total operating expenses, as reported	$22,304	$22,169	$85,424	$87,785
Amortization of intangibles	(394)	(520)	(1,654)	(2,187)
Realignment expense	(125)	(2,066)	(446)	(3,457)
Share-based compensation	(1,319)	(865)	(5,374)	(5,016)
Operating expense adjustment	(1,838)	(3,451)	(7,474)	(10,660)
Total non-GAAP operating expenses	$20,466	$18,718	$77,950	$77,125

Operating loss as reported	$(3,471)	$(3,018)	$(14,064)	$(15,135)
Gross profit adjustment	334	423	1,465	1,864
Operating expense adjustment	1,838	3,451	7,474	10,660
Total non-GAAP operating (loss) income	$(1,299)	$856	$(5,125)	$(2,611)

Net loss as reported	$(3,580)	$(3,064)	$(14,395)	$(14,729)
Gross profit adjustment	334	423	1,465	1,864
Operating expense adjustment	1,838	3,451	7,474	10,660
Income tax provision	116	53	360	264
Gain on sale of domain name	-	-	-	(630)
Total non-GAAP net (loss) income	$(1,292)	$863	$(5,096)	$(2,571)

Net loss per share-diluted, as reported	$(0.13)	$(0.11)	$(0.51)	$(0.55)

Non-GAAP net (loss) income per share-diluted	$(0.05)	$0.03	$(0.18)	$(0.10)

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$18,967	$18,355
Restricted cash	-	153
Trade receivables, net	21,434	20,255
Inventory	2,543	2,684
Prepaid expenses and other current assets	3,335	5,054
Total current assets	$46,279	$46,501

Long-term assets:
Property and equipment, net	$13,513	$14,558
Intangible assets, net	6,157	7,766
Goodwill	14,632	14,632
Other assets	1,709	2,370
Total long-term assets	36,011	39,326

Total assets	$82,290	$85,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,335	$5,919
Accrued liabilities	9,815	8,407
Capital lease obligations	69	67
Deferred revenues	41,553	39,128
Total current liabilities	$54,772	$53,521

Long-term liabilities:
Deferred rent	$6,947	$7,661
Other long-term liabilities	580	645
Deferred revenues	8,242	6,232
Deferred tax liabilities	511	584
Total long-term liabilities	$16,280	$15,122

Stockholders’ equity:
Common stock	$25	$25
Additional paid-in capital	118,714	110,265
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(96,022)	(81,627)
Total stockholders’ equity	$11,238	$17,184

Total liabilities and stockholders’ equity	$82,290	$85,827

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Twelve Months Ended
	December 31,
	2015	2014
Operating Activities:
Net loss	$(14,395)	$(14,729)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation & amortization	6,403	7,426
Benefit for doubtful accounts	(150)	-
Share-based compensation	6,762	6,694
Gain on sale of domain name	-	(630)
Deferred taxes	104	87
Loss on disposal of assets	60	249
Changes in operating assets and liabilities:
Restricted cash	153	(153)
Trade receivables	(1,029)	(1,228)
Inventory	141	(756)
Prepaid expenses and other assets	2,203	(1,453)
Accounts payable	(2,555)	1,296
Accrued liabilities	694	(1,138)
Deferred revenues	4,435	3,697
Net cash provided by (used in) operating activities	$2,826	$(638)

Investing Activities:
Purchase of property and equipment	$(3,776)	$(1,911)
Purchase of intangible asset	(45)	-
Net cash used in investing activities	$(3,821)	$(1,911)

Financing Activities:
Proceeds from the exercise of stock options	$1,687	$1,179
Principal payments on capital lease and other obligations	(80)	(194)
Net cash provided by financing activities	$1,607	$985

Net increase (decrease) in cash and cash equivalents	$612	$(1,564)

Cash and cash equivalents, beginning of period	$18,355	$19,919

Cash and cash equivalents, end of period	$18,967	$18,355